                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7402

                Van Kampen New York Value Municipal Income Trust
--------------------------------------------------------------------------------

               (Exact name of registrant as specified in charter)


              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------

               (Address of principal executive offices) (Zip code)


                                 Ronald Robison
              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------

                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 10/31

Date of reporting period: 4/30/05

Item 1. Report to Shareholders

The Trust's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen New York Value Municipal Income Trust performed during the semi-annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of April 30, 2005.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. TRUSTS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 4/30/05

NEW YORK VALUE MUNICIPAL INCOME TRUST
SYMBOL: VNV
-----------------------------------------------------------
AVERAGE ANNUAL                   BASED ON        BASED ON
TOTAL RETURNS                      NAV         MARKET PRICE

Since Inception (4/30/93)          7.26%           6.07%

10-year                            8.59            8.93

5-year                            10.05            8.84

1-year                            10.64            7.75

6-month                            2.96           -0.08
-----------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers New York Municipal Bond Index is a broad-based statistical composite of New York municipal bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Trust Report

FOR THE 6-MONTH PERIOD ENDED APRIL 30, 2005

Van Kampen New York Value Municipal Income Trust is managed by the Adviser's Municipal Fixed Income team.(1) Current members include Dennis Pietrzak and John Reynoldson, Executive Directors of the Adviser; and Robert Wimmel, Vice President of the Adviser.

MARKET CONDITIONS

The six-month period ended April 30, 2005, was characterized by continued short-term interest rate increases. As crude oil prices reached record highs, the prospect of rising inflation also cast a shadow. The Federal Open Market Committee (the "Fed") raised the federal funds target rate 100 basis points during the period through a series of four, "measured" 0.25 percent tightenings to 2.75 percent by the end of April. Although rates in the short and intermediate areas of the yield curve shifted upward as the Fed tightened, long-term interest rates fell as buyers did not seem deterred by the prospect of rising inflation. As a result, the yield curve (the difference between short and longer-term yields) flattened and the long end of the municipal market handily outperformed the shorter end.

The municipal market in total posted positive returns during the period, though it was not uniformly strong. In contrast to the strong showing by longer-term bonds, shorter-term municipals were hampered by the Fed's tightening and turned in a flat to slightly negative showing. Within the investment-grade segment of the market, yield differentials between BBB-rated and AAA-rated municipal securities were slightly wider, though BBB-rated securities still outperformed high grades due to their higher coupons, while securities rated below investment grade strongly outperformed as investors sought out their higher yields.

The Fed's interest rate hikes did not appear to dampen investors' appetites for municipal bonds, as net inflows into municipal bond funds topped $290 million during the period. The supply of new issues was modest during the closing months of 2004 (the first two months of the period) before soaring in the opening months of 2005 as long-term issuers rushed to bring securities to market in anticipation of additional interest rate increases in the near term.

New York continued to be one of the most active markets in the nation for new issuance during the period, although economic conditions were not uniformly strong. New York's economy continued to improve, and its credit rating was upgraded due in large part to a guardedly optimistic outlook for New York City's fiscal health. The city continued to issue Liberty bonds to fund reconstruction efforts at the site of the World Trade Center. In contrast, the northern part of the state continued to struggle economically.

(1)Team members may change at any time without notice.
 2

PERFORMANCE ANALYSIS

The trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. On an NAV basis, the trust outperformed its benchmark index, the Lehman Brothers New York Municipal Bond Index. On a market price basis, the trust underperformed its benchmark.

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2005

-------------------------------------------------------------
                                    LEHMAN BROTHERS
      BASED ON     BASED ON     NEW YORK MUNICIPAL BOND
        NAV      MARKET PRICE            INDEX

       2.96%        -0.08%               1.74%
-------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE PERFORMANCE SUMMARY FOR ADDITIONAL PERFORMANCE INFORMATION AND INDEX DEFINITION.

The trust uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates. The Fed's policy of raising interest rates throughout the period made the trust's borrowing activity more expensive. These expenses, however, were more than offset by the positive performance of the bonds held by the trust.

One of our key strategies in managing the trust during the period was to position it for rising interest rates. This approach was largely the result of our analysis of interest rates, which remained relatively low by historical standards even after rising from their multi-decade lows earlier. We effected this positioning in two ways. First, we kept the trust's duration (a measure of interest-rate sensitivity) below that of its benchmark. Second, to limit the trust's exposure to areas of the market that would be most likely susceptible to rising rates, we also trimmed the fund's shorter-maturity bonds. We reinvested the proceeds from those sales into bonds with premium coupons and maturities between 25 and 30 years. In addition to offering relatively attractive income streams, these securities positioned the trust to benefit from any future flattening of the yield curve.

We kept the trust's exposure well diversified across the major sectors of the New York municipal market. Much of our relative-value trading activity was focused on selling issues that had been pre-refunded and purchasing what we believed to be more attractive securities in sectors such as health care and public building. The trust remained focused on investment-grade securities, with 100 percent of the portfolio rated BBB or higher at the end of the period.

There is no guarantee the security sectors mentioned will continue to perform well or be held by the trust in the future.

RATINGS ALLOCATION AS OF 4/30/05
AAA/Aaa                                                         62.5%
AA/Aa                                                           22.8
A/A                                                              8.6
BBB/Baa                                                          6.1

TOP 5 SECTORS AS OF 4/30/05
General Purpose                                                 15.2%
Transportation                                                  15.0
Health Care                                                     14.6
Industrial Revenue                                              10.2
Public Education                                                 9.7

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings are as a percentage of total investments. Sectors are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a trust's fiscal quarter filings by contacting Van Kampen Client Relations at 1-800-847-2424.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

       The trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities and information on how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED)

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  154.7%
          NEW YORK  145.5%
$1,500    Erie Cnty, NY Indl Dev Agy Sch Fac Rev City of
          Buffalo Proj (FSA Insd)......................... 5.750%   05/01/20   $  1,683,330
 2,000    Islip, NY Res Recovery Agy Rev 1985 Fac Ser B
          (AMT) (AMBAC)................................... 7.250    07/01/11      2,408,640
 1,100    Islip, NY Res Recovery Agy Rev 1985 Fac Ser E
          (AMT) (FSA)..................................... 5.750    07/01/20      1,232,990
 2,000    Long Island Pwr Auth NY Elec Sys Rev Gen Ser
          C............................................... 5.500    09/01/19      2,198,180
 1,000    Metropolitan Trans Auth NY Rev Ser A Rfdg (AMBAC
          Insd)........................................... 5.500    11/15/19      1,122,780
 1,000    Metropolitan Trans Auth NY Rev Ser A Rfdg (FSA
          Insd)........................................... 5.000    11/15/30      1,044,350
 1,000    Metropolitan Trans Auth NY Svc Contract Ser A
          Rfdg............................................ 5.125    01/01/29      1,043,810
 1,000    Metropolitan Trans Auth NY Svc Contract Ser B
          (MBIA Insd)..................................... 5.500    07/01/14      1,146,830
 1,115    Monroe Woodbury, NY Cent Sch Ser A Rfdg (FGIC
          Insd)........................................... 5.000    05/15/19      1,209,920
   295    Nassau Cnty, NY Interim Fin Auth Sales Tax Secd
          Ser A-1 (AMBAC Insd)............................ 5.375    11/15/16        327,099
 1,000    Nassau Cnty, NY Swr & Storm Wtr Fin Auth Sys Rev
          Ser B (MBIA Insd)............................... 5.000    10/01/21      1,072,550
 1,000    New York City Hsg Dev Corp Multi-Family Hsg Rev
          Ser A (AMT)..................................... 5.950    11/01/32      1,049,880
 1,500    New York City Hsg Dev Corp NYC Hsg Auth Prog Ser
          A (FGIC Insd) (a)............................... 5.000    07/01/25      1,585,695
 1,110    New York City Indl Dev Agy Brooklyn Navy Yard
          (AMT)........................................... 5.650    10/01/28      1,101,253
 1,355    New York City Indl Dev Agy Civic Fac Rev
          Nightingale Bamford Sch Rfdg (AMBAC Insd) (b)... 5.250    01/15/19      1,485,188
 2,000    New York City Indl Dev Agy Spl Fac Rev Terminal
          One Group Assn Proj (AMT)....................... 6.000    01/01/15      2,028,480
 1,230    New York City Indl Dev Civic YMCA Gtr NY Proj... 5.850    08/01/08      1,306,703
 1,500    New York City Indl Dev Civic YMCA Gtr NY Proj... 5.800    08/01/16      1,587,450
 1,000    New York City Muni Wtr Fin Auth Wtr & Swr Sys
          Rev............................................. 5.500    06/15/33      1,088,530
 1,000    New York City Muni Wtr Fin Auth Wtr & Swr Sys
          Rev Ser D....................................... 5.000    06/15/39      1,042,660
 3,000    New York City Muni Wtr Fin Auth Wtr & Swr Sys
          Ser B (FGIC Insd)............................... 5.250    06/15/29      3,139,980
 2,000    New York City Ser E (FSA Insd).................. 5.000    11/01/20      2,149,480
 1,500    New York City Ser E Rfdg (MBIA Insd)............ 6.200    08/01/08      1,648,920
 2,000    New York City Ser G............................. 5.000    12/01/25      2,093,780
 1,000    New York City Ser H (FGIC Insd)................. 6.000    08/01/12      1,159,390
 1,000    New York City Ser K (a)......................... 5.000    08/01/24      1,051,980

See Notes to Financial Statements                                              7

VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$2,250    New York City Tr Cultural Res Amern Museum Nat
          History Ser A Rfdg (MBIA Insd).................. 5.000%   07/01/44   $  2,339,122
    60    New York City Transitional Fin Auth Rev Future
          Tax Secd Ser A.................................. 5.000    08/15/27         61,482
 1,750    New York City Transitional Fin Auth Rev Future
          Tax Secd Ser B (MBIA Insd)...................... 5.250    05/01/16      1,929,480
 1,000    New York City Transitional Fin Auth Rev Future
          Tax Secd Ser C (AMBAC Insd)..................... 5.250    08/01/21      1,086,510
 1,000    New York City Transitional Fin Auth Rev Future
          Tax Secd Ser D (MBIA Insd)...................... 5.250    02/01/19      1,096,550
 1,000    New York St Dorm Auth Lease Rev Court Fac Ser
          A............................................... 5.375    05/15/22      1,079,130
   745    New York St Dorm Auth Lease Rev Master Boces Pgm
          (FSA Insd)...................................... 5.250    08/15/21        820,640
   500    New York St Dorm Auth Lease Rev Master Boces Pgm
          (FSA Insd)...................................... 5.250    08/15/23        550,765
 2,150    New York St Dorm Auth Lease Rev Master Boces Pgm
          Ser A (FSA Insd) (b)............................ 5.250    08/15/16      2,359,518
   820    New York St Dorm Auth Lease Univ Dorm Fac Ser
          B............................................... 5.125    07/01/28        851,611
 1,500    New York St Dorm Auth Rev City Univ Sys Cons Ser
          A............................................... 5.625    07/01/16      1,715,760
 2,500    New York St Dorm Auth Rev Cons City Univ Sys
          Second Gen Ser A................................ 5.750    07/01/13      2,826,075
 1,670    New York St Dorm Auth Rev Dept Education (b).... 5.250    07/01/19      1,810,848
 1,800    New York St Dorm Auth Rev Hosp (MBIA Insd)...... 5.000    08/01/33      1,890,342
 1,425    New York St Dorm Auth Rev Insd John T Mather Mem
          Hosp Rfdg (Connie Lee Insd) (b)................. 6.500    07/01/08      1,571,362
 1,000    New York St Dorm Auth Rev Insd John T Mather Mem
          Hosp Rfdg (Connie Lee Insd)..................... 6.500    07/01/10      1,150,190
 1,720    New York St Dorm Auth Rev Insd John T Mather Mem
          Hosp Rfdg (Connie Lee Insd) (b)................. 6.500    07/01/11      2,012,950
 1,000    New York St Dorm Auth Rev Insd New York Univ Ser
          2 (AMBAC Insd).................................. 5.000    07/01/41      1,029,070
 1,000    New York St Dorm Auth Rev Mem Sloan-Kettering
          Ctr Ser 1 (MBIA Insd)........................... 5.000    07/01/20      1,067,850
   830    New York St Dorm Auth Rev Mental Hlth Svc Ser B
          (MBIA Insd)..................................... 5.250    08/15/31        874,662
 2,500    New York St Dorm Auth Rev Montefiore Hosp (FGIC
          Insd)........................................... 5.000    08/01/33      2,614,750
 1,500    New York St Dorm Auth Rev Sch Dist Fin Pgm Ser D
          (MBIA Insd)..................................... 5.500    10/01/17      1,683,615
 2,515    New York St Dorm Auth Rev Second Hosp Interfaith
          Med Cent Ser D (FSA Insd)....................... 5.750    02/15/08      2,694,043
 1,000    New York St Dorm Auth Rev Second Hosp North Gen
          Hosp Rfdg....................................... 5.750    02/15/18      1,112,240

 8                                             See Notes to Financial Statements

VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$3,000    New York St Energy Resh & Dev Auth Gas Fac Rev
          Brooklyn Union Gas Ser C (AMT) (MBIA Insd)...... 5.600%   06/01/25   $  3,050,730
 1,000    New York St Environmental Fac Corp St Clean Wtr
          & Drinking Revolving Fd Muni Wtr Proj Ser B..... 5.250    06/15/20      1,089,100
 1,695    New York St Environmental Fac Corp St Clean Wtr
          & Drinking Revolving Fd Ser B................... 5.000    06/15/21      1,808,887
 1,250    New York St Hsg Fin Agy St Econ Dev & Hsg Ser A
          (FGIC Insd)..................................... 5.000    09/15/34      1,311,038
 1,000    New York St Loc Govt Assist Corp Ser E Rfdg..... 6.000    04/01/14      1,172,150
 2,000    New York St Med Care Fac Fin Agy Rev Saint
          Peter's Hosp Proj Ser A (AMBAC Insd)............ 5.375    11/01/20      2,043,920
 1,000    New York St Twy Auth Hwy & Brdg Tr Fd Ser A (FSA
          Insd)........................................... 5.250    04/01/19      1,095,460
   460    New York St Twy Auth Svc Contract Rev Loc Hwy &
          Brdg............................................ 5.500    04/01/16        512,969
 2,150    New York St Urban Dev Corp Rev Correctional Fac
          Ser A Rfdg...................................... 5.500    01/01/14      2,372,310
 1,000    Niagara Falls, NY City Sch Dist Ctfs Partn High
          Sch Fac Rfdg (FSA Insd) (a)..................... 5.000    06/15/28      1,051,480
 1,060    Niagara Falls, NY Wtr Treatment Plant (AMT)
          (MBIA Insd)..................................... 7.250    11/01/10      1,255,443
 2,500    Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK
          Intl Arpt Terminal 6 (AMT) (MBIA Insd).......... 5.750    12/01/25      2,648,475
 1,250    Sodus, NY Ctr Sch Dist Rfdg (FGIC Insd) (b)..... 5.125    06/15/17      1,360,250
 1,000    Tobacco Settlement Fin Corp NY Ser C-1.......... 5.500    06/01/22      1,092,280
 3,000    Triborough Brdg & Tunl Auth NY Rev Gen Purp Ser
          A............................................... 5.000    01/01/32      3,098,550
 1,600    Triborough Brdg & Tunl Auth NY Rev Gen Purp Ser
          B Rfdg.......................................... 5.125    11/15/29      1,677,424
 2,000    Triborough Brdg & Tunl Auth NY Rev Rfdg (MBIA
          Insd)........................................... 5.000    11/15/32      2,086,080
 1,000    Yonkers, NY Indl Dev Agy Civic Fac Rev Cmnty Dev
          Ppty Yonkers Inc Ser A.......................... 6.625    02/01/26      1,080,050
                                                                               ------------
                                                                                104,045,009
                                                                               ------------
          PUERTO RICO  6.8%
 3,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser
          Y Rfdg (FSA Insd)............................... 6.250    07/01/21      3,808,290
 1,000    Puerto Rico Pub Bldgs Auth Rev Gtd Govt Fac Ser
          I (Comwlth Gtd)................................. 5.250    07/01/33      1,064,300
                                                                               ------------
                                                                                  4,872,590
                                                                               ------------

See Notes to Financial Statements                                              9

VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          U.S. VIRGIN ISLANDS  2.4%
$1,500    Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes
          Ln Nt Ser A..................................... 6.375%   10/01/19   $  1,710,525
                                                                               ------------
TOTAL INVESTMENTS  154.7%
  (Cost $102,875,156).......................................................    110,628,124
OTHER ASSETS IN EXCESS OF LIABILITIES  1.2%.................................        903,192
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (55.9%).................    (40,008,907)
                                                                               ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%..............................   $ 71,522,409
                                                                               ============

Percentages are calculated as a percentage of net assets applicable to common shares.

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) The Trust owns 100% of the bond issuance.

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

Comwth Gtd--Commonwealth of Puerto Rico

Connie Lee--Connie Lee Insurance Co.

FGIC--Financial Guaranty Insurance Co.

FSA--Financial Security Assurance Inc.

MBIA--Municipal Bond Investors Assurance Corp.

 10                                            See Notes to Financial Statements

VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
April 30, 2005 (Unaudited)

ASSETS:
Total Investments (Cost $102,875,156).......................  $110,628,124
Receivables:
  Investments Sold..........................................     4,357,203
  Interest..................................................     1,761,016
Other.......................................................         1,171
                                                              ------------
    Total Assets............................................   116,747,514
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     3,661,013
  Custodian Bank............................................     1,215,206
  Investment Advisory Fee...................................        50,042
  Income Distributions--Common Shares.......................        20,686
  Other Affiliates..........................................         4,007
Trustees' Deferred Compensation and Retirement Plans........       218,810
Accrued Expenses............................................        46,434
                                                              ------------
    Total Liabilities.......................................     5,216,198
Preferred Shares (including accrued distributions)..........    40,008,907
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 71,522,409
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($71,522,409 divided by
  4,291,172 shares outstanding).............................  $      16.67
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,291,172 shares issued and
  outstanding)..............................................  $     42,912
Paid in Surplus.............................................    62,404,365
Net Unrealized Appreciation.................................     7,752,968
Accumulated Net Realized Gain...............................       854,138
Accumulated Undistributed Net Investment Income.............       468,026
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 71,522,409
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 1,600 issued with liquidation preference of
  $25,000 per share)........................................  $ 40,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $111,522,409
                                                              ============

See Notes to Financial Statements                                             11

VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended April 30, 2005 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $2,720,516
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     303,489
Preferred Share Maintenance.................................      59,132
Trustees' Fees and Related Expenses.........................      17,312
Legal.......................................................      11,005
Custody.....................................................       9,009
Other.......................................................      62,839
                                                              ----------
    Total Expenses..........................................     462,786
                                                              ----------
NET INVESTMENT INCOME.......................................  $2,257,730
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  999,111
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   8,918,296
  End of the Period.........................................   7,752,968
                                                              ----------
Net Unrealized Depreciation During the Period...............  (1,165,328)
                                                              ----------
NET REALIZED AND UNREALIZED LOSS............................  $ (166,217)
                                                              ==========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $ (342,960)
                                                              ==========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $1,748,553
                                                              ==========

 12                                            See Notes to Financial Statements

VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                                FOR THE            FOR THE
                                                            SIX MONTHS ENDED      YEAR ENDED
                                                             APRIL 30, 2005    OCTOBER 31, 2004
                                                            -----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income......................................   $ 2,257,730        $ 4,444,042
Net Realized Gain..........................................       999,111            668,558
Net Unrealized Appreciation/Depreciation During the
  Period...................................................    (1,165,328)         1,025,769
Distributions to Preferred Shareholders:
  Net Investment Income....................................      (284,327)          (384,197)
  Net Realized Gain........................................       (58,633)               -0-
                                                              -----------        -----------
Change in Net Assets Applicable to Common Shares from
  Operations...............................................     1,748,553          5,754,172
Distributions to Common Shareholders:
  Net Investment Income....................................    (1,969,469)        (4,200,708)
  Net Realized Gain........................................      (626,455)               -0-
                                                              -----------        -----------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  INVESTMENT ACTIVITIES....................................      (847,371)         1,553,464

NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period....................................    72,369,780         70,816,316
                                                              -----------        -----------
End of the Period (Including accumulated undistributed net
  investment income of $468,026 and $464,092,
  respectively)............................................   $71,522,409        $72,369,780
                                                              ===========        ===========

See Notes to Financial Statements                                             13

VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                             SIX MONTHS
                                                               ENDED
                                                             APRIL 30,    ------------------
                                                                2005       2004       2003
                                                             -------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................  $ 16.86     $ 16.50    $ 16.40
                                                              -------     -------    -------
  Net Investment Income.....................................      .53        1.04       1.07
  Net Realized and Unrealized Gain/Loss.....................     (.03)        .39        .14
  Common Share Equivalent of Distributions Paid to Preferred
  Shareholders:
    Net Investment Income...................................     (.07)       (.09)      (.09)
    Net Realized Gain.......................................     (.01)        -0-        -0-
                                                              -------     -------    -------
Total from Investment Operations............................      .42        1.34       1.12
Distributions Paid to Common Shareholders:
    Net Investment Income...................................     (.46)       (.98)     (1.02)
    Net Realized Gain.......................................     (.15)        -0-        -0-
                                                              -------     -------    -------
NET ASSET VALUE, END OF THE PERIOD..........................  $ 16.67     $ 16.86    $ 16.50
                                                              =======     =======    =======

Common Share Market Price at End of the Period..............  $ 14.68     $ 15.30    $ 15.21
Total Return (b)............................................   -0.08%*      7.24%      9.38%
Net Assets Applicable to Common Shares at End of the Period
  (In millions).............................................  $  71.5     $  72.4    $  70.8
Ratio of Expenses to Average Net Assets Applicable to Common
  Shares (c)................................................    1.31%       1.47%      1.46%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (c)...........................    6.39%       6.24%      6.48%
Portfolio Turnover..........................................      17%*        18%        30%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including Preferred
  Shares (c)................................................     .84%        .94%       .94%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)...........................    5.58%       5.70%      5.93%

SENIOR SECURITIES:
Total Preferred Shares Outstanding..........................    1,600       1,600      1,600
Asset Coverage Per Preferred Share (e)......................  $69,707     $70,235    $69,261
Involuntary Liquidating Preference Per Preferred Share......  $25,000     $25,000    $25,000
Average Market Value Per Preferred Share....................  $25,000     $25,000    $25,000

*  Non-Annualized

(a)As required, effective November 1, 2001 the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses per share by $.01 and increase the ratio of net investment income to average net assets applicable to common shares by .04%. Per share, ratios and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c)Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d)Ratios reflect the effect of dividend payments to preferred shareholders.

(e)Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.


YEAR ENDED OCTOBER 31,
-----------------------------------------------------------------------------------------
     2002 (a)    2001       2000       1999       1998       1997       1996       1995
-----------------------------------------------------------------------------------------
     $ 16.12    $ 14.98   $  14.31   $  16.14   $  15.39   $  14.45   $  14.17   $  12.23
     -------    -------   --------   --------   --------   --------   --------   --------
        1.10       1.09       1.12       1.09       1.09       1.10       1.09       1.07
         .24       1.17        .75      (1.85)       .74        .87        .17       1.95
        (.13)      (.27)      (.37)      (.28)      (.31)      (.31)      (.32)      (.36)
         -0-        -0-        -0-        -0-        -0-        -0-        -0-        -0-
     -------    -------   --------   --------   --------   --------   --------   --------
        1.21       1.99       1.50      (1.04)      1.52       1.66        .94       2.66
        (.93)      (.85)      (.83)      (.79)      (.77)      (.72)      (.66)      (.72)
         -0-        -0-        -0-        -0-        -0-        -0-        -0-        -0-
     -------    -------   --------   --------   --------   --------   --------   --------
     $ 16.40    $ 16.12   $  14.98   $  14.31   $  16.14   $  15.39   $  14.45   $  14.17
     =======    =======   ========   ========   ========   ========   ========   ========

     $ 14.85    $ 14.86   $13.0625   $13.0625   $14.9375   $13.3125   $ 11.625   $ 11.375
       6.25%     20.61%      6.44%     -7.68%     18.32%     21.19%      8.09%     18.15%
     $  70.4    $  69.2   $   64.3   $   61.4   $   69.3   $   66.0   $   62.0   $   60.8
       1.53%      1.75%      1.85%      1.80%      1.79%      1.87%      1.95%      2.06%
       6.89%      6.92%      7.73%      7.01%      6.91%      7.42%      7.69%      8.11%
         33%         6%        29%         4%        11%        25%        51%        77%

        .96%      1.10%      1.13%      1.12%      1.13%      1.15%      1.18%      1.20%
       6.10%      5.20%      5.20%      5.19%      4.96%      5.32%      5.41%      5.38%

       1,600      1,600      1,600      1,600        800        800        800        800
     $68,985    $68,224   $ 65,189   $ 63,381   $136,581   $132,546   $127,515   $126,006
     $25,000    $25,000   $ 25,000   $ 25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
     $25,000    $25,000   $ 25,000   $ 25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements                                             15

VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen New York Value Municipal Income Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal as well as from New York State and New York City income taxes, consistent with preservation of capital. The Trust will invest substantially all of its assets in New York municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on April 30, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2005, the Trust had $3,661,013 of when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

    At April 30, 2005, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $102,760,116
                                                              ============
Gross tax unrealized appreciation...........................  $  7,868,087
Gross tax unrealized depreciation...........................           (79)
                                                              ------------
Net tax unrealized appreciation on investments..............  $  7,868,008
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the year ended October 31, 2004 was as follows:

Distributions paid from:
  Ordinary income...........................................  $49,608
  Long-term capital gain....................................      -0-
                                                              -------
                                                              $49,608
                                                              =======

    As of October 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $  4,649
Undistributed long-term capital gain........................   680,317

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .55% of the average daily net assets of the Trust. Effective November 1, 2004, the investment advisory fee was reduced from .60% to .55%.

    For the six months ended April 30, 2005, the Trust recognized expenses of approximately $2,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Trust, of which a trustee of the Trust is a partner of such firm and he and his law firm provide legal services as legal counsel to the Trust.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2005, the Trust recognized expenses of approximately $15,400 representing Van Kampen Investments Inc's or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $18,316,219 and $19,320,404, respectively.

4. PREFERRED SHARES

The Trust has outstanding 1,600 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every seven days through an auction process. The rate in effect on April 30, 2005 was 2.710%. During the six months ended April 30, 2005, the rates ranged from 1.000% to 2.710%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

5. INDEMNIFICATIONS

The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust may invest up to 15% of its net assets in "inverse floating rate obligations." The inverse floating rate obligations in which the Trust may invest are typically created through a division of a fixed-rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation which the Trust may purchase is the rate the issuer would have paid on the fixed-income obligation, (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or
(ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. These securities have varying degrees of liquidity and the market value of such securities generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions

VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

and maturity. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floating rate obligations typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate security counterpart to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time.

7. TRUST MERGER

On May 11, 2005, the Trustees of New York Value Municipal Income Trust and New York Quality Municipal Trust ("Target Trusts") announced its intention to merge the Target Trusts into Trust for Investment Grade New York Municipals ("Acquiring Trust"). The Trustees of each of the trusts have approved in principal an agreement and plan of reorganization between the trusts providing for a transfer of assets and liabilities of the Target Trusts to the Acquiring Trust in exchange for shares of beneficial interest of the Acquiring Trust (the "Reorganization"). The Reorganization is subject to the approval by the shareholders of the Target Trusts. The issuance of additional common shares of the Acquiring Trust is subject to the approval of the shareholders of the Acquiring Trust.

VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES, OFFICERS, AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

MITCHELL M. MERIN
President and Chief Executive Officer

RONALD E. ROBISON
Executive Vice President and Principal Executive Officer

JOSEPH J. MCALINDEN
Executive Vice President and Chief Investment Officer

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

JAMES W. GARRETT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

TRANSFER AGENT

EQUISERVE TRUST COMPANY, N.A.
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.
 20

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

    We are required by federal law to provide you with a copy of our Privacy Policy annually.

    The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

    This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

    Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

    We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

    For example:

     -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

     -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

     -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

     -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

     -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser,

                                                             (continued on back)

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY continued

         your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

Copyright (C)2005 Van Kampen Funds Inc. All rights reserved.
Member NASD/SIPC.
VNV SAR 6/05 RN05-1307P-404/05
                                                   (VAN KAMPEN INVESTMENTS LOGO)

Item 2.  Code of Ethics.

Not applicable for semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.  Schedule of Investments.

Please refer to Item #1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)  Code of Ethics - Not applicable for semi-annual reports.

(b)(1) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(b)(2) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Van Kampen New York Value Municipal Income Trust

By:   /s/ Ronald E. Robison
     ----------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: June 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Ronald E. Robison
    ----------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: June 16, 2005

By:  /s/ James W. Garrett
    ---------------------
Name: James W. Garrett
Title: Principal Financial Officer
Date: June 16, 2005